UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2011 (April 20, 2011)

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

4211 W. Boy Scout Boulevard
Tampa, Florida 33607
(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders

Walter Energy, Inc. (the “Company”) held its annual meeting of stockholders on April 20, 2011. The stockholders of the Company voted on the following four items:

1.     The election of ten directors.

2.     An advisory vote on executive compensation.

3.     An advisory vote on the frequency of future advisory votes on executive compensation.

4.     Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending 2011.

The final voting results were as follows:

	Number of shares outstanding at the record date	Total shares present in person or by proxy
common stock	53,202,993	47,888,513

Proposal 1 and 2. Each of the directors listed below was re-elected as a director of the Company. The nominees for director were elected based on the following votes.

Director	Votes For	Votes Withheld	Broker Non-Votes

Howard L. Clark, Jr.	43,797,337	760,966	3,330,210

Jerry W. Kolb	43,968,523	589,780	3,330,210

Patrick A. Kriegshauser	44,380,690	177,613	3,330,210

Joseph B. Leonard	43,309,279	1,249,024	3,330,210

Bernard G. Rethore	43,961,625	596,678	3,330,210

Michael T. Tokarz	39,666,123	4,892,180	3,330,210

A.J. Wagner	44,379,925	178,378	3,330,210

David R. Beatty	44,242,615	315,688	3,330,210

Keith Calder	43,839,435	718,866	3,330,210

Graham Mascall	28,770,592	15,787,711	3,330,210

Proposal 3. The proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers, as disclosed in the proxy statement dated March 16, 2011, received the following votes.

Votes For	Votes Withheld	Abstained	Broker Non-Votes
43,390,097	1,114,885	53,321	3,330,213

Proposal 4. The proposal to approve, on an advisory basis, the frequency with which stockholders will be provided an advisory vote on executive compensation every three years, received the following votes.

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
32,595,226	121,600	11,805,027	36,450	3,330,210

Proposal 5. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending 2011 received the following votes.

Votes For	Votes Withheld	Abstained	Broker Non-Votes
47,803,570	24,130	60,813	0

In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. The Company is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: April 21, 2011	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President
Interim General Counsel and Secretary